Prospectus Supplement

September 30, 2024

Morgan Stanley Institutional Fund, Inc.

Supplement dated September 30, 2024, to the Morgan Stanley Institutional Fund, Inc. Prospectuses dated April 30, 2024, as supplemented, with respect to the following funds:

Advantage Portfolio
Asia Opportunity Portfolio
Developing Opportunity Portfolio
Emerging Markets ex China Portfolio
Emerging Markets Leaders Portfolio
Emerging Markets Portfolio
Global Insight Portfolio
Global Concentrated Portfolio
Global Core Portfolio
Global Endurance Portfolio
Global Focus Real Estate Portfolio
Global Infrastructure Portfolio
Global Opportunity Portfolio
Global Permanence Portfolio
Global Real Estate Portfolio
Growth Portfolio
Inception Portfolio
International Advantage Portfolio
International Opportunity Portfolio
Multi-Asset Real Return Portfolio
Next Gen Emerging Markets Portfolio
Passport Overseas Equity Portfolio
Permanence Portfolio
US Core Portfolio
U.S. Focus Real Estate Portfolio
U.S. Real Estate Portfolio
Vitality Portfolio

and to the Morgan Stanley Institutional Fund, Inc. Prospectus dated July 3, 2024, as supplemented, with respect to the following funds:

American Resilience Portfolio
Global Franchise Portfolio
Global Stars Portfolio
International Equity Portfolio
International Resilience Portfolio (collectively, the "Funds")

Effective immediately, the section of each Prospectus entitled "Appendix A—Intermediary-Specific Sales Charge Waivers and Discounts—Ameriprise Financial" is hereby deleted in its entirety and replaced with the following:

Ameriprise Financial

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

•  Transaction size breakpoints, as described in this prospectus or the SAI.

•  Rights of accumulation (ROA), as described in this prospectus or the SAI.

•  Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

•  shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•  shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

•  shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•  shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•  shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•  shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

•  redemptions due to death or disability of the shareholder

•  shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI

•  redemptions made in connection with a return of excess contributions from an IRA account

•  shares purchased through a Right of Reinstatement (as defined above)

•  redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

Please retain this supplement for future reference.

  IFIAMPROSPT 9/24